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                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

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                                FORM 8-K

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                             CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  February 1, 2007

                            Adams Golf, Inc.
           (Exact Name of Registrant as Specified in Charter)

          Delaware                  000-24583            75-2320087
      (State or Other             (Commission          (IRS Employer
 Jurisdiction of Incorporation    File Number)      Identification No.)

      300 Delaware Avenue, Suite 572
            Wilmington, Delaware                           19801
 (Address of principal executive offices)               (Zip Code)

   Registrant's telephone number, including area code:  (302) 427-5892

                             Not Applicable
       (Former Name or Former Address, if Changed Since Last Report

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

     [   ]     Written communications pursuant to Rule 425 under the
               Securities Act (17 CFR 230.425)

     [   ]     Soliciting material pursuant to Rule 14a-12(b) under the
               Exchange Act (17 CFR 230.14a-12(b))

     [   ]     Pre-commencement communications pursuant to Rule 14d-2(b)
               under the Exchange Act (17 CFR 230.14d-2(b))

     [   ]     Pre-commencement communications pursuant to Rule 13e-4(c)
               under the Exchange Act (17 CFR 230.133-4(c))

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Item 2.01.   Entry into a Material Definitive Agreement.

     As previously disclosed on our current report on Form 8-K filed on December 20, 2006, on December 15, 2006, we entered into a definitive agreement (the "Agreement") with Women's Golf Unlimited, Inc. ("WGU") to purchase certain of its assets, including trademarks, internet domain names and customer lists for WGU's Square Two Golf [TM] and Lady Fairway[TM] brands (together, the "WGU Brands"). The Agreement contains a number of customary representations, warranties and covenants found in similar transactions.

     On February 1, 2007 (the "Closing Date"), we consummated the transaction having satisfied all of the closing conditions contained in the Agreement, including the ratification of the Agreement by the shareholders of WGU, which occurred on January 27, 2007, and the receipt of a fairness opinion by WGU.

     Pursuant to the terms of the Agreement, we paid the purchase price of $600,000 cash on the Closing Date, and did not assume any of the existing liabilities of WGU. WGU may also become entitled to an earn out payment of up to a maximum of $400,000, based on the sale of products carrying the WGU Brands during a 13-month period following the Closing Date. The earnout payment, if earned, will be paid quarterly and will be subject to adjustment quarterly and at the end of the earnout period. In addition, the Agreement grants WGU a limited license to sell off its remaining inventory and collect its outstanding accounts receivable, for a period of 15 months following the Closing Date.




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                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  February 1, 2007                 ADAMS GOLF, INC.


                                        By:  /s/  ERIC LOGAN
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                                           Eric Logan
                                           Chief Financial Officer